                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                          95-4655078
(State of incorporation                               (I.R.S. employer
if not a national bank)                              identification No.)

1999 AVENUE OF THE STARS - FLOOR 26
LOS ANGELES, CA                                                   90067
(Address of principal executive offices)                     (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                     BERKSHIRE HATHAWAY FINANCE CORPORATION
               (Exact name of obligor as specified in its charter)

   DELAWARE                                            45-0524698
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)


1440 KIEWIT PLAZA
OMAHA, NEBRASKA                                            68131
(Address of principal executive offices)                 (Zip Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)
--------------------------------------------------------------------------------



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ITEM  1. GENERAL INFORMATION.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

      If the Obligor is an affiliate of the trustee, describe each such affiliation.

      None.


NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

               Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

               Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

               Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

               Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

               Exhibit 5.     Not Applicable

               Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

               Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

               Exhibit 8.     Not Applicable


                                       2
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               Exhibit 9.     Not Applicable

                                       3
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                                    SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 2nd day of February, 2004.

                               J. P. Morgan Trust Company, National Association


                              By  /s/  Sharon McGrath
                                 -------------------------------------
                                       Sharon McGrath
                                       Authorized Officer





                                       4
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EXHIBIT 7. Report of Condition of the Trustee.

CONSOLIDATED REPORT OF CONDITION OF
                        J.P. Morgan Trust Company, National Association
                         ----------------------------------------------
                                            (Legal Title)


AS OF CLOSE OF BUSINESS ON          June 30, 2003
                           ---------------------------------

                                           ($000)
                                           ------
ASSETS

   Cash and Due From Banks               $ 30,669
   Securities                             106,073
   Loans and Leases                        41,488
   Premises and Fixed Assets                9,168
   Intangible Assets                      162,542
   Other Assets                            17,245
                                       -----------
     Total Assets                       $ 367,185
                                       ===========


LIABILITIES

   Deposits                              $ 97,653
   Other Liabilities                       47,491
                                       -----------
     Total Liabilities                    145,144

EQUITY CAPITAL

   Common Stock                               600
   Surplus                                181,587
   Retained Earnings                       39,854
                                       -----------
     Total Equity Capital                 222,041
                                       -----------
     Total Liabilities and Equity       $ 367,185
     Capital
                                       -----------

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